UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 30, 2007

COGNIGEN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-11730	84-1089377
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10757 S. Riverfront Pkwy, Suite125
South Jordan, Utah		84095
(Address of principal executive offices)		(Zip Code)

(801) 705-5108
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                                        Completion of Acquisition or Disposition of Assets.

On December 6, 2007, Cognigen Networks, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the Asset Purchase and Reorganization Agreement (the “Purchase Agreement”) by and between the Company and Commission River Inc. (“Commission River”).  The Initial 8-K is incorporated herein by reference.  The Company is filing this Amendment No. 1 to Current Report on Form 8-K to report the audited financial statements of Commission River and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

ITEM 9.01                                        Financial Statements and Exhibits.

(a)            Financial statements of businesses acquired.

The audited financial statements of Commission River as of and for the period ended November 30, 2007, including the report of independent registered public accounting firm, Ehrhardt Keefe Steiner Hottman PC, are filed with this Form 8-K/A as Exhibit 99.2.

(b)            Pro forma financial information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of Commission River.  The unaudited pro forma combined condensed statements of operations for the year ended June 30, 2007, and the three months ended September 30, 2007 and the unaudited pro forma combined condensed balance sheet as of September 30, 2007 are filed with this Form 8-K/A as Exhibit 99.3.  The unaudited pro forma combined condensed statements of operations for the year ended June 30, 2007 and the three months ended September 30, 2007 give effect to the acquisition of Commission River as if it had occurred on July 1, 2006.  The unaudited pro forma combined condensed balance sheet as of September 30, 2007 gives effect to the acquisition of Commission River as if it had occurred on September 30, 2007.  All pro forma information in this Form 8-K/A has been prepared for information purposes only and does not purport to be indicative of the results of operations had the acquisition actually occurred on the dates indicated or results of operations to be expected in the future.

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(c)                                   Exhibits.

Exhibit Number	Title of Document	Location
10.29	Asset Purchase and Reorganization Agreement dated as of November 30, 2007, by and between Cognigen Networks, Inc. and Commission River Inc.	Filed herewith

10.30	Employment Agreement dated as of November 30, 2007, by and between Cognigen Networks, Inc. and Adam Edwards	Filed herewith

10.31	Employment Agreement dated as of November 30, 2007, by and between Cognigen Networks, Inc. and Patrick Oborn	Filed herewith

99.1	Press Release dated December 14, 2007	*

99.2	Audited financial statements of Commission River as of and for the period ended November 30, 2007, including report of independent registered public accounting firm, Ehrhardt Keefe Steiner Hottman PC.	Filed herewith

99.3	Unaudited pro forma combined condensed financial information.	Filed herewith

* Previously filed with the Initial 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cognigen Networks, Inc.

Date: February 13, 2008	By:	/s/ Gary L. Cook
Gary L. Cook
Chief Financial Officer and Treasurer

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Exhibit 10.29

Asset Purchase and Reorganization Agreement dated as of November 30, 2007, by and between Cognigen Networks, Inc. and Commission River Inc.

Exhibit 10.30

Employment Agreement dated as of November 30, 2007, by and between Cognigen Networks, Inc. and Adam Edwards

Exhibit 10.31

Employment Agreement dated as of November 30, 2007, by and between Cognigen Networks, Inc. and Patrick Oborn

Exhibit 99.2

COMMISSION RIVER, INC.
(A DEVELOPMENT STAGE COMPANY)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Commission River, Inc.
Draper, Utah

We have audited the accompanying balance sheet of Commission River, Inc. (a development stage enterprise company) (the “Company”) as of November 30, 2007, and the related statements of operations, stockholders’ deficit and cash flows from January 1, 2007 (Inception) through November 30, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion of these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 30, 2007, and the results of its operations and its cash flows from January 1, 2007 (Inception) through November 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Ehrhardt Keefe Steiner & Hottman PC

Ehrhardt Keefe Steiner & Hottman PC

February 11, 2008
Denver, Colorado

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COMMISSION RIVER, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

November 30, 2007

ASSETS

Current assets:
Cash	$1,515
Accounts receivables, net of allowance for doubtful accounts of $0	18,313
Commissions receivable	2,200

Total assets	$22,028

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$10,616
Accrued payroll	3,028
Accrued commissions	2,615
Related party note payable(NOTE 3)	409,511

Total current liabilities	$425,770

Commitments and contingencies

Stockholders’ deficit:
Common stock, $0.01 par value; 2,000shares authorized, 220shares issued and outstanding	2
Deficit accumulated during the development stage	(403,744)

Total stockholders' deficit	(403,742)

Total liabilities and stockholders deficit	$22,028

See accompanying notes to financial statements.

COMMISSION RIVER, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 2007 (INCEPTION) THROUGH NOVEMBER 30, 2007

Sales, net	$21,677

Research, development and operating expenses	405,336

Loss from operations	(383,659)

Interest expense	20,085

Net loss	$(403,744)

See accompanying notes to financial statements.

COMMISSION RIVER, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS’ DEFICIT
FOR THE PERIOD JANUARY 1, 2007 (INCEPTION) THROUGH NOVEMBER 30, 2007

	Common Stock	Accumulated Deficit	Total

Balance, January 1, 2007 (inception)	$-	$-	$-

Common stock issued to owners for Compensation	2	-	2

Net loss	-	(403,744)	(403,744)

Balance, November 30, 2007	$2	(403,744)	$(403,742)

See accompanying notes to financial statements.

COMMISSION RIVER, INC.
STATEMENTS OF CASH FLOWS
(A DEVELOPMENT STAGE COMPANY)
FOR THE PERIOD JANUARY 1, 2007 (INCEPTION) THROUGH NOVEMBER 30, 2007

Cash flows from operating activities:
Net loss	$(403,744)
Adjustments to reconcile net income to net cash provided by operating activities:
Common stock issued to owners for compensation	2
Decrease (increase) in:
Receivables	(20,513)
Increase (decrease) in:
Accounts payable	10,616
Accrued payroll	3,028
Accrued commissions	2,615

Net cash used in operating activities	(407,996)

Cash flows from investing activities-	-

Cash flows from financing activities-
Proceeds from related party note payable	409,511

Net increase in cash and cash equivalents	1,515

Cash at beginning of period	-

Cash at end of period	$1,515

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$-

Cash paid for interest	$-

See accompanying notes to financial statements.

COMMISSION RIVER, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND BUSINEESS DESCRIPTION

Commission River, Inc. (the Company) was incorporated in the state of Utah in 2005, and began operations effective January 1, 2007.  The Company has been in the development stage since its formation.  No separate cumulative operations and cash flows are presented herein as the period presented represents the cumulative amounts since inception.  The Company is an online pay-per-action marketing network that gathers customers for select vendors.  The Company provides marketing tools, training, and tracking that enables online affiliates the ability to drive leads using blogs, paid search, and organic search engine optimization techniques.

The Company also creates software that enables affiliates the ability to coordinate, cross-link, and share ideas with each other in a close-knit community whose emphasis is on mutual success.

On November 30, 2007, the Company entered into an Asset Purchase and Reorganization Agreement (the “Sale Agreement”) by and among the Company and Cognigen Networks, Inc. (“Cognigen”).  Pursuant to the terms of the Purchase Agreement, Cognigen acquired substantially all of the Company’s assets in exchange for 16,000,000 shares of common stock of Cognigen. The assets of the Company acquired by Cognigen included accounts receivable and intangible assets. The Purchase Agreement contains customary representations, warranties, covenants and conditions, as well as indemnification provisions subject to specific limitations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying financial statements include only the accounts of the Company from January 1, 2007 (beginning of operations) through November 30, 2007, the date of the Sale Agreement.

Revenue Recognition
Revenue is recognized when a binding agreement has been entered into, the product or service has been delivered, the price is fixed and determinable, collection is reasonably assured, and the Company has no significant obligations remaining.  Revenues are presented net of returns and exclude sales tax.

Accounts Receivable
Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis.  Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts.

Research and development
Expenditures made for research and development are charged to expense as incurred.

Purchased Research and Development Costs
In January 2007, the Company purchased technology for $96,666 from a related party which was deemed as purchased research and development; therefore, the purchase price was expensed to research and development upon purchase.

Income Taxes
The Company has elected to be taxed as an S corporation under the Internal Revenue Code.  As an S corporation, with certain exceptions, the stockholders of the Company are responsible to pay the income taxes on their respective share of the Company’s taxable income.  Various states in which the Company has operations impose franchise taxes on S Corporations.  If necessary, distributions are made periodically to the stockholders in amounts necessary to fund income tax liabilities of the stockholders resulting from the Company’s taxable income.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

NOTE 3 – RELATED PARTY TRANSACTIONS

On January 1, 2007, the Company purchased technology from a related party for $96,666.  The Company recorded the purchase as an Research and Development expense as the technology was in a state of development, had not reached technological feasibility and was not ready for operation.

On January 1, 2007, the Company also entered into an employee lease agreement with the same related party whereby employees of the related party worked to develop the technology and operations of the Company.  Prices for employee services under the Employee Lease Agreement, including overhead, were agreed to and charged to the Company on a monthly basis.  Expenses for costs incurred to this related party are classified in Research and Development expense as the technology was in a state of development, had not reached technological feasibility and was not ready for operation.

In  November 2007, the Company also had received cash advances from the same related party of $15,331.

At November 30, 2007, the Company has an outstanding note payable to the related party in the amount of $409,511 for the purchased technology, outstanding amounts under the Employee Lease Agreement and cash advances.  The related party note payable is due on demand, unsecured, and bears interest at 11%.  Interest expense for the period ended November 30, 2007 was $20,085, which is included in the November 30, 2007 related party note payable balance.  The related party note payable was not purchased by Cognigen as part of the Sale Agreement.

As of and for the period ended November 30, 2007, the Company recorded revenues and an account receivable from Cognigen of $15,000, which related to the Company providing services to Cognigen prior to the Sale Agreement.

NOTE 4 – RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company does not expect SFAS No. 157 to have an impact on the Company’s financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115.  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007.  The Company does not expect SFAS No. 159 to have an impact on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations, and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51.  SFAS No. 141R will change how business acquisitions are accounted for and will impact financial statements both on the acquisition date and in subsequent periods.  SFAS No. 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity.  SFAS 141R and SFAS 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Early adoption is not permitted.  The Company does not expect the adoption of these new standards to have an impact on its financial statements.

Exhibit 99.3

Cognigen Networks, Inc.

Commission River, Inc.

Unaudited Pro Forma
Combined Condensed Financial Information

On November 30, 2007, Cognigen Networks, Inc. (the “Company”) entered in to an Asset Purchase and Reorganization Agreement (the “Purchase Agreement”) by and among the Company and Commission River, Inc. (“Commission River”).  Pursuant to the terms of the Purchase Agreement, the Company acquired substantially all of the assets of Commission River in exchange for 16,000,000 shares of common stock of the Company, valued at $800,000.  The assets of Commission River acquired by the Company included accounts receivable and intangible assets. The Purchase Agreement contains customary representations, warranties, covenants and conditions, as well as indemnification provisions subject to specific limitations.

The unaudited pro forma combined condensed statements of operations for the year ended June 30, 2007 and the three months ended September 30, 2007 have been prepared in accordance with U.S. generally accepted accounting principles to give effect to the November 30, 2007 acquisition of Commission River as if the transaction occurred on July 1, 2006.  Pro forma adjustments related to the acquisition include additional amortization expense of intangible assets acquired and the elimination of interest expense on debt retained by the shareholders of Commission River.

The unaudited pro forma combined condensed balance sheet as of September 30, 2007 has been prepared in accordance with U.S. generally accepted accounting principles to give effect to the November 30, 2007 acquisition of Commission River as if the transaction occurred on September 30, 2007.  Pro forma adjustments related to the acquisition include the elimination of the assets and the liabilities retained by the shareholders of Commission River, the allocation of the purchase price to the assets acquired, and the elimination of the remaining common stock and accumulated deficit of Commission River.

The unaudited pro forma combined condensed financial statements are prepared for informational purposes only and are not necessarily indicative of future results or actual results that would have been achieved had the acquisition of Commission River been consummated as of the dates specified above.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2007

	Historical
	Company	Commission River	Pro Forma Adjustments			Pro Forma
Revenue
Marketing commissions	$5,619,892	$112		$-			$5,620,004

Operating expenses
Marketing commissions	4,060,520	83		-			4,060,603
Selling, general and administrative	1,858,388	-		-			1,858,388
Research, development and operating expenses	-	113,080		-			113,080
Amortization	18,531	-		266,603	(1)		285,134

Total operating expenses	5,937,439	113,163		266,603			6,317,205

Loss from operations	(317,547)	(113,051)		(266,603)			(697,201)

Interest expense	(135,891)	(7,295)		7,295	(2)		(135,891)

Loss from continuing operations before income taxes	(453,438)	(120,346)		(259,308)			(833,092)

Income taxes	-	-		-			-

Loss from continuing operations	(453,438)	(120,346)		(259,308)			(833,092)

Loss from discontinued operations	(226,790)	-		-			(226,790)

Net loss	(680,228)	(120,346)		(259,308)			(1,059,882)

Preferred dividends	(40,000)	-		-			(40,000)

Net loss attributable to common shareholders	$(720,228)	$(120,346)	$	(259,308)		$	(1,099,882)

Basic and diluted weighted average number of common shares outstanding:	9,832,029	220		16,000,000	(3)		25,832,029
				(220)	(3)
Basic and diluted loss per common share:
Continuing operations	$(0.05)	$(547.03)					$(0.03)
Discontinued operations	(0.02)	-					(0.01)
Total	$(0.07)	$(547.03)					$(0.04)

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UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2007

	Historical
	Company	Commission River	Pro Forma Adjustments		Pro Forma
Revenue
Marketing commissions	$1,221,416	$1,052	$-		$1,222,468

Operating expenses
Marketing commissions	809,862	780	-		810,642
Selling, general and administrative	456,373	-	-		456,373
Research, development and operating expenses	-	98,046	-		98,046
Amortization	-	-	66,651	(1)	66,651

Total operating expenses	1,266,235	98,826	66,651		1,431,712

Loss from operations	(44,819)	(97,774)	(66,651)		(209,244)

Interest expense	(212,449)	(6,696)	6,696	(2)	(212,449)

Loss from continuing operations before income taxes	(257,268)	(104,470)	(59,955)		(421,693)

Income taxes	-	-	-		-

Loss from continuing operations	(257,268)	(104,470)	(59,955)		(421,693)

Loss from discontinued operations	(77,327)	-	-		(77,327)

Net loss	(334,595)	(104,470)	(59,955)		(499,020)

Preferred dividends	(10,000)	-	-		(10,000)

Net loss attributable to common shareholders	$(344,595)	$(104,470)	$(59,955)		$(509,020)

Basic and diluted weighted average number of common shares outstanding	10,319,417	220	16,000,000	(3)	26,319,417
			(220)	(3)
Basic and diluted loss per common share:
Continuing operations	$(0.02)	$(474.86)			(0.02)
Discontinued operations	(0.01)	-			(0.00)
Total	$(0.03)	$(474.86)			$(0.02)

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UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
AS OF SEPTEMBER 30, 2007

	Historical
	Company	Commission River	Pro Forma Adjustments		Pro Forma
Assets

Current assets
Cash	$-	$1,453	$(1,453)	(4)	$-
Marketing commissions receivable, net	652,744	191	-		$652,935
Other current assets	20,912	-	-		20,912

Total current assets	673,656	1,644	(1,453)		673,847

Deposits and other assets	100,479	-	-		100,479
Intangible assets, net	-	-	799,809	(5)	799,809

	$774,135	$1,644	$798,356		$1,574,135

Liabilities and Stockholders' Deficit

Current liabilities
Accounts payable	$772,260	$-	$-		$772,260
Accrued liabilities	75,705	-	-		75,705
Accrued compensation	60,949	-	-		60,949
Commissions payable	476,397	-	-		476,397
Financing arrangements	802,809	323,126	(323,126)	(4)	802,809
Net current liabilities of discontinued operations	72,598	-	-		72,598

Total current liabilities	2,260,718	323,126	(323,126)		2,260,718

Other long-term liabilities	-	-	-		-

Total liabilities	2,260,718	323,126	(323,126)		2,260,718

Commitments and contingencies

Stockholders' Deficit
Preferred stock	450,000	-	-		450,000
Common stock	9,349	2	(2)	(4)	25,349
			16,000	(5)
Additional paid-in capital	12,332,124	-	784,000	(5)	13,116,124
Accumulated deficit	(14,278,056)	(321,484)	321,484	(4)	(14,278,056)

Total stockholders' deficit	(1,486,583)	(321,482)	1,121,482		(686,583)
	$774,135	$1,644	$798,356		$1,574,135

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UNAUDITED PRO FORMA ADJUSTMENTS

(1)            Records amortization of intangible assets acquired using the straight-line method over the estimated useful life of 3 years.

(2)            Reduces interest expense for the interest related to the debt retained by the shareholders of Commission River.

(3)            Reflects the additional shares of common stock of the Company issued to the shareholders of Commission River as part of the acquisition cost and eliminates the outstanding common stock of Commission River.

(4)            Eliminates the assets and the liabilities retained by the shareholders of Commission River.

(5)            Records the consideration paid to the shareholders of Commission River and the allocation of the purchase price to the assets acquired, and eliminates the remaining accumulated deficit of Commission River. The total consideration is summarized as follows:

Issuance of 16,000,000 shares of common stock of the Company valued at $0.05 per share	$ 800,000

Allocated to the acquired assets as follows:

Accounts receivable	$191

Intangible assets	799,809

Total	$800,000

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